                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           First Bell Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            FIRST BELL BANCORP, INC.
                        300 DELAWARE AVENUE, SUITE 1704
                           WILMINGTON, DELAWARE 19801
                                 (302) 427-7883

                                                       March  21, 1997



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of First Bell Bancorp, Inc., (the "Company") the holding company for Bell Federal Savings and Loan Association of Bellevue (the "Association"), which will be held on April 28, 1997, at 3:00 p.m., Eastern Standard Time at 629 Lincoln Avenue, Bellevue, Pennsylvania.

         The attached notice of the Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2, THE RATIFICATION OF AUDITORS

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

         On behalf of the Board of Directors and all of the employees of the Company and the Association, I wish to thank you for your continued support. We appreciate your interest.

                                  Sincerely yours,


                                  /s/ Albert H. Eckert, II

                                  Albert H. Eckert, II
                                  President and Chief Executive Officer

                            FIRST BELL BANCORP, INC.
                        300 DELAWARE AVENUE, SUITE 1704
                           WILMINGTON, DELAWARE 19801
                                 (302) 427-7883
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1997
--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Bell Bancorp, Inc. (the "Company") will be held on April 28, 1997, at 3:00 p.m., Eastern Standard Time at 629 Lincoln Avenue, Bellevue, Pennsylvania.

         The annual meeting is for the purpose of considering and voting upon the following matters:

     1.   The election of three directors for terms of three years each;

     2. The ratification of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

     3. Such other matters as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established March 3, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on that date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the annual meeting will be available at Bell Federal Savings and Loan Association of Bellevue, 532 Lincoln Avenue, Bellevue, Pennsylvania 15202, for a period of ten days prior to the annual meeting and will also be available for inspection at the annual meeting itself.

                              By Order of the Board of Directors


                              /s/ Robert C. Baierl

                              Robert C. Baierl
                              Secretary
Wilmington, Delaware
March 21, 1997

                            FIRST BELL BANCORP, INC.

                         ------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1997
                         ------------------------------



SOLICITATION AND VOTING OF PROXIES

     This proxy statement is being furnished to stockholders of First Bell Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on April 28, 1997, at 3:00 p.m. Eastern Standard Time, 629 Lincoln Avenue, Bellevue, Pennsylvania and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this proxy statement, which is first being mailed to stockholders on or about March 21, 1997.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT, AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and the Association, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 3, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 7,718,150 shares.

     As provided in the Company's certificate of incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's certificate of incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's certificate of incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's certificate of incorporation and bylaws, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's certificate of incorporation and bylaws, unless otherwise required by law, all matters other than the election of directors shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                           NAME AND ADDRESS OF               NUMBER      PERCENT
TITLE OF CLASS               BENEFICIAL OWNER              OF SHARES    OF CLASS
--------------------------------------------------------------------------------
Common Stock      Bell Federal Savings and Loan             687, 263(1)   8.90%
                  Association of Bellevue Employee
                  Stock Ownership Plan ("ESOP")
                  532 Lincoln Avenue
                  Bellevue, Pennsylvania 15202

Common Stock      T. Rowe Price Associates, Inc.            700,000         9.07
                  100 E. Pratt Street
                  Baltimore, MD  21202

Common Stock      National City Bank                        429,000         5.56
                  National City Center
                  1900 East Ninth Street
                  Cleveland, Ohio  44114

Common Stock      John Hancock Advisers, Inc.               390,000         5.05
                  101 Huntington Avenue
                  Boston, Massachusetts 02199
---------------------------------------------------------------------------------

(1) The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. As of the Record Date, 58,078 shares have been allocated to participants' accounts. Under the ESOP, unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that two transactions were not reported on a
timely basis by Jack Schweiger, a director of the Company, on a Form 4.   The
transactions were subsequently reported.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1.  ELECTION OF DIRECTORS

     Pursuant to its bylaws, the number of directors of the Company is set at nine (9) members unless otherwise designated by the Board of Directors. The Board of Directors reduced the size of the Board from ten (10) to nine (9) as a result of Mr. Norman B. Ward reaching the mandatory age of retirement. The bylaws require that the directors be divided into three classes as nearly equal in number as possible.

     The three (3) nominees proposed for election at the Meeting are Albert H. Eckert II, William S. McMinn and Jack W. Schweiger. All nominees named are presently directors of the Company. Messrs. Eckert, McMinn and Schweiger are also directors of the Association. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and the Named Executive Officers and all directors and executive officers as a group as of the Record Date.

                                                                           SHARES OF
NAME AND PRINCIPAL OCCUPATION                               EXPIRATION    COMMON STOCK
   AT PRESENT AND FOR PAST                    DIRECTOR      OF TERM AS    BENEFICIALLY     PERCENT
         FIVE YEARS                   AGE(1)  SINCE(2)       DIRECTOR        OWNED(3)     OF CLASS
-----------------------------         -----   --------      -----------   ------------    --------
NOMINEES

Albert H. Eckert, II(4)                 64       1956            2000        155,088(5)      2.00%
 President and Chief Executive
  Officer of the Company;
  President and Chief Executive
  Officer of the Association since
  1970.

William S. McMinn                       40       1989            2000          9,393(6)       .12
 Senior Vice President and
  manager of Aon Consulting, an
  international employee benefit
  consulting firm.

Jack W. Schweiger                       57       1995            2000         23,199(6)       .30
 Independent builder and developer
  specializing in custom homes;
  formerly vice president and
  regional production manager of
  Ryan Homes, Inc.

CONTINUING DIRECTORS

Robert C. Baierl                        47       1987            1998         11,426(6)       .15
 Secretary of the Company;
  President and owner of Wright
  Office Furniture, Inc., an office
  furniture firm.
                                                               (continued on following page)

                                                                           SHARES OF
NAME AND PRINCIPAL OCCUPATION                               EXPIRATION    COMMON STOCK
   AT PRESENT AND FOR PAST                    DIRECTOR      OF TERM AS    BENEFICIALLY     PERCENT
         FIVE YEARS                   AGE(1)  SINCE(2)       DIRECTOR        OWNED(3)     OF CLASS
-----------------------------         -----   --------      -----------   ------------    --------
Jeffrey M. Hinds                        39       1994            1998          67,000(7)      .87%
 Executive Vice President and
  Chief Financial Officer of the
  Company;Vice President and
  Chief Financial Officer of the
  Association since 1993; Controller
  from 1986-1993.

Thomas J. Jackson, Jr.                  62       1974            1998           8,865(6)      .11
 Attorney; Vice-Chairman on the
  Board of Directors of Suburban
  General Hospital.

CONTINUING DIRECTORS

Theodore R. Dixon
 Sole proprietor of the Dixon           62        1995            1999         11,629(6)      .15
  Agency, a real estate appraisal
  firm.

David F. Figgins                        67        1971            1999         16,451(6)      .21
 Vice President of the Company;
  retired President of Trafalgar
  House Construction, Ltd. Director
  of Liberty Mutual Insurance Co.
  and three of its affiliates.

Peter E. Reinert                        31        1995             1999         7,699(6)      .10
 Senior counsel for General
  Electronic Appliances;
  Transaction counsel for General
  Electric Plastics from 1992 to
  1993; Senior associate with Baker
  & McKenzie from 1988 to 1991.

                                        --         --               --        310,751(8)     3.99%
Stock Ownership of all directors
and executive officers as a group
(9 persons)

---------------------------------------------------
(1)  At December 31, 1996
(2) Includes years of service as a director of the Company's wholly owned subsidiary, the Association, if applicable.
(3) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.
(4) Mr. Reinert is the nephew of Mr. Eckert.

                                         (footnotes continued on following page)

(5) Includes 85,960 shares awarded to Mr. Eckert under the Bell Federal Savings and Loan Association 1996 Master Stock Compensation Plan ("Stock Compensation Plan") as to which voting may be directed by Mr. Eckert, and 32,154 shares with respect to Mr. Eckert, which may be acquired through the exercise of stock options which are exercisable, currently or within 60 days, under the First Bell Bancorp, Inc. 1996 Master Stock Option Plan ("Stock Option Plan").
(6) Includes 3,150 shares awarded to each outside director under the Stock Compensation Plan as to which voting may be directed by such director and 3,215 shares which may be acquired through the exercise of stock options, which are exercisable, currently or within 60 days, granted to each outside director under the Stock Option Plan.
(7) Includes 34,400 shares awarded to Mr. Hinds under the Stock Compensation Plan as to which voting may be directed by Mr. Hinds and 21,435 shares which may be acquired through the exercise of stock options, which are exercisable, currently or within 60 days, granted to Mr. Hinds under the Stock Option Plan.
(8) Includes 142,410 shares held in trust for the directors and executive officers under the Stock Compensation Plan as to which voting may be directed by them and 76,094 shares which may be acquired through the exercise of stock options, which are exercisable, currently or within 60 days, granted to directors and executive officers under the Stock Option Plan.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

   The Board of Directors conducts its business through meetings of the Boards of the Company and the Association and through activities of its committees.
The Board of Directors of the Company meets quarterly and the Board of Directors of the Association meets monthly. Regular meetings may be supplemented with special meetings as needed. During 1996, the Board of Directors of the Company held four (4) regular meetings and held four (4) special meetings. All directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such directors served during fiscal 1996.

   The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

   AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Hinds, Jackson and Reinert. The Audit Committee is responsible for reviewing and reporting to the Board of Directors on the Company's and its subsidiaries' financial condition, reviewing reports from internal and independent auditors and analyzing loan review reports. The committee meets as needed, and at least on an annual basis. The Audit Committee of the Company met one time in fiscal 1996.

   NOMINATING COMMITTEE. The Company's Nominating Committee consists of Messrs. Eckert, Baierl and Hinds. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act.

See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on March 11, 1997.

   COMPENSATION/BENEFITS COMMITTEE. The Company's Compensation/Benefits Committee consists of Messrs. McMinn, Baierl and Figgins. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation/Benefits Committee met three times in fiscal 1996.

DIRECTORS' COMPENSATION

   DIRECTORS' FEES. The directors of the Company receive an annual retainer of $10,000 and $50 for each committee meeting attended. The directors of the Association receive an annual retainer of $5,000 and $50 for each committee meeting attended.

   DIRECTORS' DEFERRED FEE PLAN. The Association maintains the Bell Federal Savings and Loan Association of Bellevue Deferred Compensation Plan for Directors (the "Directors' Deferred Fee Plan"). The Directors' Deferred Fee Plan is an unfunded plan that permits members of the Board of Directors to defer all or a percentage of fees earned by written election until termination of service as a director. Pursuant to this plan, the Association maintains passbook savings accounts which represent the aggregate of all sums deferred by each of the participants in the Directors' Deferred Fee Plan, which is credited quarterly with a payment equal to the participant's directors' fees earned and interest equal to that paid by the Association on a standard passbook savings account. Once a participant has terminated service with the Board of Directors or attained age 65, such participant is paid principal and interest to date in ten annual, equal installments.

   STOCK OPTION PLAN. Under the Stock Option Plan maintained by the Company, each outside director was granted non-statutory options to purchase 12,894 shares of Common Stock at an exercise price of $13.375 per share, which was the fair market value of the shares on the date of grant, April 29, 1996. Limited Rights and Equitable Adjustment Rights discussed below were attached to option grants. Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant, April 29, 1997, provided, however, that all directors awards will immediately vest upon death or disability. The Stock Option Plan was approved by stockholders on April 29, 1996.

   STOCK COMPENSATION PLAN. Under the Stock Compensation Plan maintained by the Company, each outside director was awarded 3,150 shares of Common Stock. Awards to directors vest in five (5) equal annual installments of 20% commencing one year from the date of grant, April 29, 1997; provided, however, that all directors's awards will vest upon death or disability. When share awards become vested and are distributed, the recipient will also receive an amount equal to the accumulated cash and stock dividends, if any, with respect thereto plus
earnings thereon.   The Stock Compensation Plan was approved by stockholders on
April 29, 1996.

EXECUTIVE COMPENSATION

   The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and consideration that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation/Benefits Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

   General. The Company is the parent of the Association and does not pay any cash compensation to its executive officers. The Board of Directors of the Company has established the Compensation/Benefits Committee (the "Committee") consisting of Messrs. McMinn, Baierl and Figgins, who is a Vice President of the Company.

   A separate committee, the Salary Review Committee of the Association, was responsible for establishing the 1996 compensation and benefits for the executive officers of the Association and for reviewing recommendations of management for the compensation and benefits of other officers and employees of the Association. The Salary Review Committee consists of Messrs. McMinn, Baierl, Figgins and Eckert, who is a non-voting member. Messrs. Baierl and Figgins are not officers of the Association. The actions of the Salary Review Committee are ratified by the Association's Board of Directors. Mr. Eckert did not participate in establishing his compensation and benefits.

   Compensation Policies. The Committee has established the following goals for compensation programs impacting the executive officers of the Company and the
Association:

     . to provide compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance, thus allowing the Company to retain high quality executive officers who are critical to the Company's long term success;

     . to motivate key executive officers to achieve strategic business initiatives and reward them for their achievement; and

     . to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the value of the Company's Common Stock.

     The Salary Review Committee established the factors and criteria upon which the executive officer's compensation was based and how such compensation relates to the Association's performance, general compensation policies, competitive
factors, and regulatory requirements.   The Committee's compensation policies
are designed to reward and provide incentive for executives based upon achievement of individual and Association goals.

     For purposes of determining the competitive market for the Association's executives, the Committee reviewed the compensation paid to top executives of thrifts with total assets in a range of the Association's total asset size and performance results comparable to those of the Association. This information was derived from peer group data as summarized in the "SNL Executive Compensation Review 1994 - Thrift Institutions." The peer group used in making compensation decisions is composed of many of the same institutions used in the peer group for the stock performance graph.

     The compensation package available to executive officers is composed of:
(i) base salary, (ii) annual cash bonus awards and (iii) long term incentive compensation.

     Base Salary. In determining salary levels, the Committee considers the entire compensation package, including the potential equity compensation provided under the Company's stock plans. The Committee meets as needed based on the executive's employment anniversary date. The level of any salary increase is based on the executive's job performance over the year in conjunction with Company goals of growth and profitability. Salary levels are intended to be consistent with comparable financial institutions in the Company's peer group with consistent financial performance and within the Company's financial means.

     Although the Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

     Annual Cash Bonus Awards. Annual cash bonus awards have been paid to executives based on formulas which take into account the Company's financial performance in relation to prior years as well as the ability of the executive to meet individual performance objectives. Upon the establishment of the long-term incentive programs discussed below, these awards were discontinued.

     Long-Term Incentive Compensation. On April 29, 1996, stockholders approved the 1996 Master Stock Option Plan and the 1996 Master Stock Compensation Plan, under which executive officers may receive grants and awards. Awards to officers of the Company or the Association under the Stock Compensation Plan are subject to the Company achieving certain performance goals. The performance goals are subject to change annually and are currently based on earnings per share, asset quality and regulatory classification. The Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of employees with those of stockholders. Stock options and stock awards under such plans were allocated by the Committee based upon the Company's fiscal responsibility, regulatory practices and policies, the practices of other recently converted financial institutions, as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Association. The Committee will consider the amount of outstanding awards in determining the total annual compensation package.

     Compensation of the Chief Executive Officer. The Salary Review Committee, after taking into consideration the factors discussed above, kept Mr. Eckert's annual base salary at $169,563 which is comparable to other institutions in the Association's peer group. In addition, Mr. Eckert also received board fees totaling $13,750. On April 29, 1996, upon receipt of stockholder approval, Mr. Eckert was granted 160,772 options and 85,960 shares of stock, which will vest at a rate of 20% per year beginning on April 28, 1997 in accordance with the factors discussed above.

                        COMPENSATION/BENEFITS COMMITTEE
                          William S. McMinn (Chairman)
                                Robert C. Baierl
                                David F. Figgins

                            SALARY REVIEW COMMITTEE
                               William S. McMinn
                                Robert C. Baierl
                                David F. Figgins
                              Albert H. Eckert, II

     STOCK PERFORMANCE GRAPH. The following graph shows a bi-monthly comparison of stockholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the Nasdaq Total Return Index, SNL Thrift Index and SNL $500M - $1B Thrift Index for the period beginning on June 29, 1995, the day the Company's Common Stock began trading, through December 31, 1996. The graph was derived from a very limited period of time, and as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by SNL Securities, L.P.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG THE COMPANY, NASDAQ TOTAL RETURN
           INDEX, SNL THRIFT INDEX AND SNL $500M TO $1B THRIFT INDEX


                             [graph appears here]

                           Total Return Performance


                                                    Period Ending
                                     -----------------------------------------
Index                                 6/29/95   12/31/95   6/30/96   12/31/96
------------------------------------------------------------------------------
First Bell Bancorp, Inc.               100.00    133.75     138.52    165.19
NASDAQ - Total US                      100.00    114.26     129.36    140.55
SNL Thrifts (All) Index                100.00    122.44     127.77    159.54
SNL Thrifts ($500M to $1B) Index       100.00    118.06     123.26    146.40

          SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ending December 31, 1996, 1995 and 1994, the cash compensation paid by the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and those executive officers of the Company, who received an amount in salary and bonus in excess of $100,000 (the "Named Executive Officers").

                                     ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                        -------------------------------------------     --------------------------------------
                                                                                    AWARDS            PAYOUTS
                                                                        --------------------------  ----------
                                                            OTHER                       SECURITIES
                                                           ANNUAL       RESTRICTED     UNDERLYING                     ALL
NAME AND                                                   COMPEN-        STOCK          OPTIONS/      LTIP          OTHER
PRINCIPAL                           SALARY        BONUS    SATION        AWARDS            SARS      PAYOUTS         COMPEN-
 POSITION                 YEAR      ($)(1)         ($)     ($)(2)        ($)(3)           (#)(4)      ($)(5)        SATION ($)
----------------------  ---------  --------      -------   -------      ----------         -------   ---------      ---------
Albert H. Eckert,II          1996  $183,313       $        $   --       $1,149,715         160,772     None          $59,283(6)
President and Chief          1995   171,522        --           --              --              --     None           31,924
 Executive Officer           1994   157,752       62,738        --              --              --     None            1,500
                                                  66,351

Jeffrey M. Hinds             1996    95,444           --        --         460,100         107,177     None           49,158(6)
Executive Vice               1995    84,253       26,953        --              --              --     None           33,007
 President and Chief         1994    78,115       26,493        --              --              --     None            1,049
 Financial Officer

--------------------
 (1) Includes compensation deferred at the election of Messrs. Eckert and Hinds through the Association's 401(k) Plan. Also includes directors fees of $13,750 and $13,750 received in 1996, $12,500 and $12,500 received in 1995, and $10,000 and $8,333 received in 1994 for Messrs. Eckert and Hinds, respectively.
 (2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus, respectively, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.
 (3) Pursuant to the Stock Compensation Plan, Messrs. Eckert and Hinds were awarded 85,960 and 34,400 shares of Common Stock, respectively, in fiscal 1996 which had a market value at December 31, 1996 of $1,138,970 and $455,800. The dollar amounts set forth in the table represent the market value of the shares awarded on the date of grant. The plan share awards vest in equal annual installments of 20% per year beginning on April 29, 1997. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and earnings thereon (if any). All awards vest immediately upon termination due to death, disability or a change of control. The plan share awards to Messrs. Eckert and Hinds are subject to the achievement of certain performance goals established by the Committee, in addition to the vesting requirement. See "-Compensation Committee Report on Executive Compensation."
 (4) Includes 160,772 and 107,177 shares subject to options granted to Messrs. Eckert and Hinds, respectively, under the Stock Option Plan. See "Option Grants in Last Fiscal Year" table for a discussion of options granted under the Stock Option Plan.
 (5) For 1996, 1995 and 1994 the Association had no long-term incentive plans in existence, accordingly there were no payments or awards under any long-term incentive plan.
 (6) Includes (a) $1,235 contributed by the Association under the Association's 401(k) Plan to the account of Mr. Eckert during 1996 and (b) $58,048 and $49,158 representing the value of shares allocated under the ESOP for the benefit of Messrs. Eckert and Hinds, respectively, during 1996 based on the market value of the shares at December 31, 1996.

     EMPLOYMENT AGREEMENTS. The Company and the Association have entered into employment agreements with Messrs. Eckert and Hinds (the "Executives"). These employment agreements are intended to ensure that the Company and the Association will be able to maintain a stable and competent management base. The continued success of the Company and the Association depends to a significant degree on the skills and competence of the Executives.

     The Company's and the Association's employment agreements (collectively, the "Employment Agreements") provide for a three-year term for Mr. Eckert and a two year term for Mr. Hinds. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the agreements shall be the amount of the original terms after written notice of non-renewal is provided by either the Board of Directors or the Executive. The Association's Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreements for an additional year so that the remaining terms shall be the amount of the original terms, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. In this regard, the current base salaries of Messrs. Eckert and Hinds are $184,563 and $99,348, respectively. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The Employment Agreements provide for termination by the Company or the Association for cause as defined in the Employment Agreements at any time. In the event the Company or the Association chooses to terminate the Executive's employment for reasons other than for cause or for disability, or in the event of the Executive's resignation from the Company and the Association upon (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, (iii) a relocation of the Executive's principal place of employment by more than fifty miles, (iv) liquidation or dissolution of the Company or the Association, or (v) a breach of the Employment Agreement by the Company or the Association, the Executive or, in the event of death, his beneficiary would be entitled to an amount equal to the remaining salary payments under the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Company or the Association during the remaining term of the Agreements. The Company and the Association would also continue the Executive's life, health and disability coverage for the remaining term of the Employment Agreement.

     Under the Employment Agreements, if termination of employment, voluntary or involuntary, follows a "change in control" of the Company or the Association, as defined in the Employment Agreements, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreement or (ii) three or two times his average annual compensation over the three or two years preceding his termination of employment, as determined by the respective terms of the Executives' Agreements. In addition, the Company and the Association would continue the Executive's life, health, and disability coverage for the remaining unexpired term of the Employment Agreements.

     Payments to the Executive under the Association's Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Association. All reasonable costs and legal fees paid or incurred by one of the Executives pursuant to any dispute or question of interpretation relating to the agreements would be paid by the Association or Company, respectively, if such Executive is successful on the merits pursuant to a legal judgement, arbitration or settlement. It is expected that the Company and the Association would indemnify the Executive to the fullest extent allowable under Federal and Delaware law, respectively.

     Payments and benefits under the Employment Agreements together with payments under other benefit plans may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of an excise tax on the Recipient and denial of the deduction for such excess amounts to the Company and the Association.

     In the event of a change in control based upon the past fiscal year's salary and bonus, Messrs. Eckert and Hinds would receive approximately $553,689 and $198,696, respectively in severance payments in addition to other cash and non-cash benefits provided for under the Employment Agreements including continued life, health and disability coverage for the remaining terms of the Employment Agreements.

     STOCK COMPENSATION PLAN. The Association maintains the Stock Compensation Plan which was approved by stockholders on April 29, 1996. Discretionary awards are made to non-employee directors, officers and key employees as determined by a committee of non-employee directors. The awards to officers and key employees are subject to certain performance goals as determined by the Committee. All shares awarded under the plan vest at 20% for year commencing one year from the date of grant. The plan allows for accelerated vesting in the event of the death or disability of the individual or a change of control of the Company or the Association as defined in the plan. The award recipient also receives an amount equal to accumulated dividends and earnings, if any, on granted shares as the shares are distributed from the plan. See the "Restricted Stock Awards" column of the "Summary Compensation Table" for awards made in 1996.

     STOCK OPTION PLAN. The Company maintains the Stock Option Plan which provides discretionary awards to outside directors, officers and key employees as determined by a committee of non-employee directors. The Stock Option Plan was approved by stockholders on April 29, 1996. The following table lists all grants of options under the Stock Option Plan to the Named Executive Officers for fiscal 1996 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------
                             NUMBER OF                                                   POTENTIAL REALIZABLE VALUE AT
                            SECURITIES         % OF TOTAL                                ASSUMED ANNUAL RATES OF STOCK
                            UNDERLYING        OPTION/SARS                                   PRICE APPRECIATION FOR
                           OPTIONS/SARS       GRANTED TO      EXERCISE OR                          OPTIONS(1)
                             GRANTED         EMPLOYEES IN     BASE PRICE    EXPIRATION  --------------------------------
         NAME           (2)(3)(4)(5)(6)(7)    FISCAL YEAR     PER SHARE       DATE(8)          5%             10%
------------------------------------------------------------------------------------------------------------------------
Albert H. Eckert, II          160,772             50%         $10.703125     4/29/06        $1,084,081      $2,736,013

Jeffrey M. Hinds              107,177             33%          10.703125     4/29/06           722,691       1,823,935

_____________________________
(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(2) Options granted pursuant to the Stock Option Plan become exercisable in equal installments at an annual rate of 20% beginning April 29, 1997; provided, however, options will be immediately exercisable in the event the optionee terminates employment due to death or disability. On February 24, 1997, the Committee amended the plan to allow for the acceleration of vesting of the options in the event of a change of control as defined in the plan.
(3) The purchase price may be paid in cash or in Common Stock.
(4) Under limited circumstances, such as death or disability of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary), the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of
    employment.   It is within the Company's discretion to accept or reject such a request.
(5) Options include limited (SAR) rights pursuant to which the options may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is granted.
(6) Options include an Equitable Adjustment Right (EAR), which provides that upon payment of an extraordinary dividend (as defined in the Stock Option
    Plan), the Committee responsible for administering the Stock Option Plan may adjust the number of shares and/or the exercise price of the options underlying the EAR, as the Committee deems appropriate. On February 24, 1997, pursuant to the EAR, the Committee adjusted the number of shares and the exercise price of the options to reflect the effects of the extraordinary dividend paid to stockholders on December 31, 1996. The number of options granted to Messrs. Eckert and Hinds were increased from 128,945 and 85,960 to 160,772 and 107,177, respectively. The exercise price for these options was decreased from $13.375 to $10.703125.
(7) All options are intended to be Incentive Stock Options to the extent permissible under Section 422 of the Code.
(8) The option term is ten years.

   The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                            FISCAL YEAR-END OPTION/SAR VALUES

                                                                     VALUE OF
                             NUMBER OF SECURITIES                   UNEXERCISED
                            UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                OPTIONS/SARS AT                   OPTION/SARS AT
                              FISCAL YEAR END(#)                FISCAL YEAR END($)
                      -------------------------------------------------------------------
         NAME           EXERCISABLE/UNEXERCISABLE(1)(2)   EXERCISABLE/UNEXERCISABLE(2)(3)
-----------------------------------------------------------------------------------------
Albert H. Eckert, II               --/160,772                       $--/409,466

Jeffrey M. Hinds                   --/107,177                        --/272,966
---------------------------

(1) The options in this table have an exercise price of $10.703125 and become exercisable at an annual rate of 20% beginning April 29, 1997. The options will expire ten (10) years from the date of grant.
(2) On February 24, 1997, the Committee adjusted the number of shares and the exercise price of the options to reflect the effects of the extraordinary dividend paid to stockholders pursuant to the Stock Option Plan. As a result of the adjustment, the exercise price was reduced from $13.375 to $10.703125. The market price on December 31, 1996 was $13.25. See "- Options Grants in Last Fiscal Year."
(3) Based on the market value of the underlying Common Stock at the fiscal year end, minus the exercise price.



   RETIREMENT PLAN. The Association maintains the Bell Federal Savings and Loan Association of Bellevue Employee's Pension Plan (the "Retirement Plan"), which is a noncontributory defined benefit pension plan, for the benefit of substantially all of the employees of the Association. The Retirement Plan is administered by CIGNA Retirement and Investment Services.

   The following table illustrates annual pension benefits at age 65 under the Retirement Plan and the Supplemental Executive Retirement Plan (described below) at various levels of compensation and years of service, assuming 100% vested benefits.

                               YEARS OF BENEFIT SERVICE
                                 AT RETIREMENT (1)(2)
                ----------------------------------------------
 AVERAGE SALARY      15       20       25       30       35
--------------------------------------------------------------
$ 25,000          $ 6,000  $ 8,000  $10,000  $12,000  $14,000
  50,000           12,000   16,000   20,000   24,000   28,000
  75,000           18,000   24,000   30,000   36,000   42,000
 100,000           24,000   32,000   40,000   48,000   56,000
 125,000           30,000   40,000   50,000   60,000   70,000
 150,000 (3)       36,000   48,000   60,000   72,000   84,000

--------------------------
(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table".
(2) The benefit amounts shown in the preceding table are not subject to any deductions for social security benefits or other offset amounts.
(3) The maximum annual compensation permitted under 401(a) 17 of the Code for 1996 is $150,000. The maximum annual benefit permitted under Section 415 of the Code is $120,000.


  The approximate years of credited service as of December 31, 1996, for Mr. Eckert and Mr. Hinds, the individuals named in the Summary Compensation Table, is thirty-seven years and eleven years, respectively.

  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Association maintains a non-qualified Supplemental Executive Retirement Plan ("SERP") for certain employees and their beneficiaries whose benefits under the Retirement Plan were reduced by reason of certain amendments to the benefit formula under the Retirement Plan. Benefits under the SERP are determined by calculating the projected benefit under the formula set forth in the Retirement Plan as of January 1, 1983 and then subtracting the projected benefit under the current benefit formula. Annually, the Association determines the amount of the projected benefit for the year. The amount actually accrued for the year is tied to the Association's return on assets. One hundred percent of the accrued benefit will be paid if the Association realizes a return on assets greater than 1.0%. A pro rata percent of the accrued benefit will be paid for a return on assets of between 75 to 100 basis points. No benefit is payable under the SERP for a return on assets of less than 75 basis points. Currently, Mr. Eckert is the only participant in the SERP. Under the SERP, his projected annual SERP benefit, based on a life annuity assuming a ten year payment, with a ten year curtain, is $37,300.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

  The Association's policy provides that all loans made by the Association to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

  During 1996, the Association paid $284,340 to the Dixon Agency, of which Theodore R. Dixon, a director of the Company, is the sole proprietor, for appraisal services. The Association believes that the fees charged by the Dixon Agency are competitive in the appraisal industry and consistent with the fees charged by other appraisal companies which perform similar duties for the Association.

                    PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

  The Company's independent auditors for the fiscal year ended December 31, 1996 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Company and the Association for the fiscal year ending December 31, 1997 subject to ratification of such appointment by the stockholders.

  Representatives of Deloitte & Touche LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

  UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

  To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1998, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders attached to this Proxy Statement, not later than November 21, 1997. Any such proposal will be subject to 17 C.F.R.
(S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

  The bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

  A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDING DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO FIRST BELL BANCORP, INC., 300 DELAWARE AVENUE, SUITE 1704, WILMINGTON, DELAWARE 19801.

          By Order of the Board of Directors


          /s/ Robert C. Baierl

          Robert C. Baierl
          Secretary

Wilmington, Delaware
March 21, 1997


  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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[X] PLEASE MARK VOTES         REVOCABLE PROXY
    AS IN THIS EXAMPLE     FIRST BELL BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                          April 28, 1997 . 3:00 p.m.

The undersigned hereby appoints the Proxy Committee of the Board of First Bell Bancorp, Inc. (the "Company"), each with full power of substitution to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders (the "Meeting"), to be held at 629 Lincoln Avenue, Bellevue, Pennsylvania 15202, on April 28, 1997, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all                                  FOR ALL
   nominees listed (except as marked to       FOR      WITHHOLD      EXCEPT
   the contrary below):                       [_]        [_]           [_]

Albert H. Eckert II, William S. McMinn, and Jack W. Schweiger

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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2. The ratification of the appointment
   of Deloitte & Touche LLP as independent    FOR      AGAINST       ABSTAIN
   auditors of the Company for the fiscal     [_]        [_]           [_]
   year ending December 31, 1997.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2, THE RATIFICATION OF ACCOUNTANTS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date                 Date
 this Proxy in the box below.


   Stockholder sign above                 Co-holder (if any) sign above


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   Detach above card, sign, date and mail in postage paid envelope provided.

                           FIRST BELL BANCORP, INC.


   The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Annual Meeting and of a Proxy Statement dated March 21, 1997.

   Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY